Exhibit A









                          REGISTRATION RIGHTS AGREEMENT


                                     between


                             IMS Health Incorporated

                                       and

                     Pharmaceutical Marketing Services Inc.




                           dated as of August 5, 1998











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                                                                           Page
                                TABLE OF CONTENTS




                                    ARTICLE I

                                   DEFINITIONS..............................  1

         1.1.    Definitions................................................  1

                                ARTICLE II

                         REGISTRATION ON REQUEST............................  3

         2.1.    Request by PMSI............................................  3
         2.2.    Expenses...................................................  3
         2.3.    Effective Registration Statement...........................  4
         2.4.    Company's Ability to Postpone..............................  4
         2.5.    Piggyback Registration Rights..............................  4
         2.6.    Repurchases................................................  5

                                ARTICLE III

                          REGISTRATION PROCEDURES...........................  6

         3.1.    Registration Procedures....................................  6
         3.2.    Information................................................  7
         3.3.    Discontinuance of Disposition..............................  8

                                ARTICLE IV

                             INDEMNIFICATION................................  8

         4.1.    Indemnification by IMS Health..............................  8
         4.2.    Indemnification by PMSI....................................  9
         4.3.    Notices of Claims, Etc.....................................  9
         4.4.    Contribution............................................... 10
         4.5.    Other Indemnification...................................... 10
         4.6.    Non-Exclusivity............................................ 10

                                 ARTICLE V

                           TERM AND TERMINATION............................. 11

         5.1.    Term   .................................................... 11

                                ARTICLE VI

                      REPRESENTATIONS AND WARRANTIES........................ 11

         6.1.    Representations and Warranties of IMS Health............... 11
         6.2.    Representations and Warranties of PMSI.  .................. 11

                                ARTICLE VII

                            GENERAL PROVISIONS.............................. 12


                                    -i-

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                                                                            Page
         7.1.    Notices.................................................... 12
         7.2.    Interpretation............................................. 13
         7.3.    Counterparts............................................... 13
         7.4.    Entire Agreement; No Third Party Beneficiaries............. 13
         7.5.    Governing Law.............................................. 13
         7.6.    Severability............................................... 13
         7.7.    Assignment................................................. 13
         7.8.    Submission to Jurisdiction; Waivers........................ 14
         7.9.    Enforcement................................................ 15
         7.10.   Legends.................................................... 15
         7.11.   Other Agreements........................................... 15

                          REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of August 5, 1998 (this "Agreement"), between IMS Health Incorporated, a Delaware corporation ("IMS Health"), and Pharmaceutical Marketing Services Inc., a Delaware corporation, for itself and on behalf of any wholly owned subsidiaries holding Acquisition Shares (as defined below) (PMSI").


                              W I T N E S S E T H :


          WHEREAS, pursuant to a Purchase Agreement, dated as of August 3, 1998 (the "Purchase Agreement"; capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement), among IMS Health, PMSI and certain wholly owned subsidiaries of PMSI (collectively, the "Purchasing Subsidiaries") (i) IMS Health is acquiring, directly or indirectly, all of the Transferred Assets from the Purchasing Subsidiaries and (ii) the Purchasing Subsidiaries are acquiring from IMS Health an aggregate of up to 1,197,973 Common Shares (together with the Bugamor Shares, as defined in the Purchase Agreement, the "Acquisition Shares"); and

          WHEREAS, IMS Health and PMSI are entering into this Agreement to establish certain arrangements with respect to the Acquisition Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          1.1. Definitions. Terms defined in the Purchase Agreement are used herein as therein defined. In addition, the following terms shall have the meanings ascribed to them below:

          "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.

          "Board" means the Board of Directors of IMS Health.

          "Common Shares" means shares of common stock, par value $.01 per share, of IMS Health and any securities issued in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          "Encumbrance" means any claim, lien (statutory or other), pledge, option, charge, security interest, encumbrance, mortgage or other rights of third parties of any nature whatsoever.


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          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "IMS Health Common Stock Price" means the average of the closing sales prices of the Common Shares on the New York Stock Exchange Composite Transactions Tape on the 10 consecutive trading days beginning on the fifth trading day prior to a Repurchase Notice, a Registration Request or a Suspension Response (as the case may be).

          "Option Notice" has the meaning specified in Section 2.6(a).

          "Registrable Security" means any Common Shares issued pursuant to the Purchase Agreement (including the Bugamor Shares) and beneficially owned by PMSI, or a wholly owned subsidiary of PMSI that has executed and delivered an Acknowledgment in the form of Exhibit A hereto, until (i) a registration statement covering such Common Shares has been declared effective by the Commission and such Common Shares have been disposed of pursuant to such effective registration statement or (ii) such Common Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which they may be sold pursuant to Rule 144(k).

          "Registration Expenses" means any and all expenses incident to IMS Health's performance of its obligations under Articles II and III of this Agreement, including (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Article III, (v) the out-of-pocket fees and disbursements of counsel for IMS Health and of its independent public accountants and (vi) the fee and expenses of any special experts retained by IMS Health in connection with the requested registration, but excluding sales fees or commissions, fees and expenses of counsel for PMSI and transfer taxes, if any.

          "Registration Request" has the meaning specified in Section 2.1.

          "Repurchase Notice" has the meaning specified in Section 2.1.

          "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Suspension Notice" has the meaning specified in Section 2.4.


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          "Suspension Response" has the meaning specified in Section 2.6.

          "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, Encumbrance, hypothecation or similar disposition of, any Common Shares.

          "Underwritten Offering" means the sale of Common Shares for cash in an underwritten public offering or block trade, which, in any case, is designed to effect a broad distribution of such Common Shares.


                                   ARTICLE II

                             REGISTRATION ON REQUEST

          2.1. Request by PMSI. (a) At any time after the Closing Date but no later than nine months following the Closing Date, upon the written request (the "Registration Request") of PMSI requesting that IMS Health effect the registration pursuant to Rule 415 under the Securities Act of all of the Registrable Securities not previously repurchased pursuant to Section 2.1(b) hereof, IMS Health shall, as promptly as practicable (and subject to Section 2.6), use all reasonable efforts (i) to effect the registration under the Securities Act of the Registrable Securities which IMS Health has been so requested to register so as to permit the disposition in open market transactions of the Registrable Securities so to be registered, provided that IMS Health shall not be required to effect more than one (1) requested registration pursuant to this Article II, or (ii) to effect the repurchase of such Registrable Securities pursuant to Section 2.6.

          (b) At any time or from time to time after the Closing Date but prior to the delivery of a Registration Request to IMS Health, PMSI may give written notice to IMS Health of its intention to effect a disposition of a portion of the Registrable Securities (a "Disposition Request"). Within three business days of receipt of a Disposition Request, IMS Health: (i) shall determine, in its sole discretion, whether the Registrable Securities sought to be disposed of by PMSI can be repurchased by IMS Health within then-existing corporate authorizations (including with respect to price and number of shares) relating to the terms of transactions pursuant to any publicly announced market repurchase program with respect to the Common Shares that has not been suspended or withdrawn (a "Repurchase Program") and otherwise in compliance with applicable law; and (ii) shall give notice to PMSI of such determination. If IMS Health gives notice to PMSI that the Registrable Securities sought to be disposed of by PMSI can be repurchased as aforesaid (a "Repurchase Notice"), such Registrable Securities shall be repurchased as provided in Section 2.6(c). If IMS Health gives notice to PMSI that the Registrable Securities sought to be disposed of by PMSI cannot be repurchased as aforesaid (or fails to give PMSI notice within three business days of its receipt of a Disposition Request), (x) IMS Health shall have no obligation to repurchase any Common Shares pursuant to such Disposition Request and (y) PMSI shall be permitted to submit a Registration Request or additional Disposition Requests thereafter.



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          2.2. Expenses. IMS Health will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this
Article II.

          2.3. Effective Registration Statement. A registration requested pursuant to this Article II will not be deemed to have been effected unless it has become effective; provided, that if, within 60 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC, any state securities commission or other governmental agency or court, such registration will be deemed not to have been effected.

          2.4. Company's Ability to Postpone. (a) IMS Health shall be entitled to postpone for a reasonable period of time (but not exceeding a total of 120 days) the filing of any registration statement or suspend the effectiveness of any registration statement under this Article II, if IMS Health concludes in good faith that, a registration pursuant to this Article II would materially adversely affect any financing, offering, acquisition or disposition, corporate reorganization or other material transaction involving IMS Health or any of its Affiliates, or would require premature disclosure thereof. IMS Health shall promptly give PMSI notice of such conclusion (a "Suspension Notice"). If IMS Health shall so postpone the filing of a registration statement or suspend the effectiveness or use of any registration statement, PMSI shall have the right to withdraw the request for registration by giving written notice to IMS Health within 30 days after receipt of the notice of postponement or suspension and, in the event of such withdrawal, such request shall not be counted for purposes of the request for registration to which PMSI is entitled pursuant to Section 2.1 hereof.

          (b) Notwithstanding anything in this Agreement to the contrary, IMS Health shall not be required to effect any requested registration under Section
2.1 within a period of 7 days prior to or 90 days after the effective date of any other registration statement relating to any other offering of Common Shares (a "Recent Offering"), if, in the opinion of the underwriters of such Recent Offering (or the good faith judgment of IMS Health, in the case of a Recent Offering that is not an Underwritten Offering), such requested registration could have an adverse effect on such Recent Offering or the market for the Common Shares. In addition, IMS Health shall be entitled to postpone for a reasonable period of time, but not in excess of 90 days, the filing of any registration statement otherwise required to be prepared and filed by IMS Health under Section 2.1 if IMS Health, at such time, is conducting an Underwritten Offering, has commenced registration procedures, or intends in good faith to effect an Underwritten Offering, and is advised in writing by its managing underwriter or underwriters that such Underwritten Offering would in its or their opinion be adversely affected by the registration so requested.



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          2.5. Piggyback Registration Rights. (a) If IMS Health, at any time within nine months following the Closing Date, proposes to register Common Shares under the Securities Act (other than pursuant to a registration statement on Form S-8 or S-4 or any successor forms), and the form used may be used for the registration of Registrable Securities (a "Piggyback Registration"), IMS Health will give prompt notice thereof to PMSI and (subject to the further provisions hereof) will include in such registration all Registrable Securities with respect to which IMS Health has received a request for inclusion from PMSI within 10 days after receipt of IMS Health's notice.

          (b) If a Piggyback Registration is an Underwritten Offering and the managing underwriter or underwriters shall determine in good faith that the total number of Common Shares proposed to be included in such offering is such as to adversely affect the success of such offering, then IMS Health shall include in such registration the number of Common Shares that IMS Health is so advised can be sold in such offering in the following order of priority: (i) first, all Common Shares (if any) proposed to be sold by IMS Health in such registration; and (ii) second, the number of Common Shares requested to be included by PMSI and other holders of Common Shares then entitled to similar registration rights, reduced pro rata among such holders in proportion to the number of Common Shares sought to be registered by each.

          (c) If any Piggyback Registration is an Underwritten Offering, the managing underwriter or underwriters for such offering shall be selected by IMS Health.

          (d) In connection with any Piggyback Registration that is an Underwritten Offering, PMSI agrees to execute an underwriting agreement in such customary form as reasonably may be requested by IMS Health or the managing underwriter or underwriters (the terms of which will prevail in the event of any conflict with any of the provisions of this Agreement). PMSI further agrees, in connection with any Piggyback Registration, to execute such other documents, and take such other actions, as IMS Health reasonably may determine are necessary or appropriate in connection therewith.

          2.6. Repurchases. (a) In the event that IMS Health receives a Registration Request pursuant to Section 2.1, IMS Health shall have the option to repurchase all (but not less than all) of the Registrable Securities at the IMS Health Common Stock Price in lieu of effecting the registration contemplated by Section 2.1, unless PMSI exercises its rights as provided in the final sentence of this paragraph (a). Such option shall be exercised by notice in writing to PMSI (the "Option Notice") within 10 business days of receipt of the Registration Request. In the event that IMS Health delivers an Option Notice, and notwithstanding such Option Notice, PMSI shall have the right, exercisable by notice in writing to IMS Health within 2 business days of receipt of the Option Notice, to withdraw the Registration Request in respect of which the Option Notice was given, in which event neither the Registration Request nor the Option Notice shall have any further force or effect and the parties will be restored to their respective rights and obligations as in effect prior to such Registration Request.

          (b) In the event that IMS Health delivers a Suspension Notice pursuant to Section 2.4, PMSI shall have the option to require IMS Health to repurchase all (but not less than all) of the Registrable Securities at the IMS Health Common Stock Price in lieu of proceeding with the registration in respect of which the Suspension Notice was given. Such option shall be exercised by notice in writing to IMS Health (a "Suspension Response") within 10 business days of receipt of the Suspension Notice.

          (c) Any repurchase of Registrable Securities pursuant to this Section
2.6 shall be made on such date as IMS Health shall elect (but in no event less than 5 business days, or more than 10 business days, following the Repurchase Notice or exercise of the option giving rise to such repurchase). At the closing of such repurchase: (a) IMS Health shall make payment for the Registrable Securities to be repurchased by wire transfer of immediately available funds (in an amount equal to the IMS Health Common Stock Price multiplied by the number of Registrable Securities to be repurchased, less such amounts, if any, as are required to be withheld in accordance with the mandatory provisions of applicable law) to such account as PMSI shall have designated not less than 3 business days prior to such closing; and (b) PMSI shall deliver to IMS Health the certificates representing the Registrable Securities to be repurchased, duly endorsed in blank or otherwise in proper form for transfer to IMS Health, together with evidence of payment of all applicable transfer and similar taxes.

          (d) In the event of any repurchase of the Registrable Securities pursuant to this Section 2.6, PMSI shall indemnify IMS Health and hold it harmless from any and all losses, damages, liabilities and expenses attributable to or arising from the failure by PMSI to deliver good title to the Registrable Securities to be repurchased, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.


                                  ARTICLE III

                             REGISTRATION PROCEDURES

          3.1. Registration Procedures. If and whenever IMS Health is required to use reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, IMS Health will, as promptly as practicable:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 90 days (or such shorter period during which the distribution of securities thereunder continues) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by PMSI set forth in such registration statement (so long as such intended methods of disposition are commercially reasonable); provided, that no later than five days before filing a registration statement, or any amendments or supplements thereto, IMS Health will furnish to one counsel selected by PMSI, copies of all documents proposed to be filed;

          (c) furnish to PMSI five copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as PMSI may reasonably request in order to facilitate its disposition of the Registrable Securities;

          (d) use all reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such state securities or blue sky laws as PMSI shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable PMSI to consummate the disposition in such states of the Registrable Securities owned by PMSI, except that IMS Health shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3.1(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) use all reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable PMSI to consummate the disposition of such Registrable Securities;

          (f) notify PMSI, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 7.1(b), of IMS Health's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of PMSI and subject to Section 3.1(b), prepare and furnish to PMSI five copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its stockholders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities
Act and the rules and regulations promulgated thereunder;

          (h) use all reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Shares are then listed; and

          (i) make reasonably available for inspection at reasonable hours by representatives of PMSI, and by any attorney, accountant or other agent retained by PMSI, all pertinent financial and other records, pertinent corporate documents and properties of IMS Health, and cause all of IMS Health's officers, directors and employees to supply all information reasonably requested by PMSI or any attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this Section 3.1(i) entering into customary confidentiality agreements in a form reasonably acceptable to IMS Health and provided that IMS Health shall not be required to disclose any information which it is prohibited by law or any agreement from disclosing, or which could in its judgment may result in a waiver or loss of any attorney-client privilege to which it may be entitled).

          3.2. Information. IMS Health may require PMSI to furnish IMS Health with such information regarding PMSI and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as IMS Health may from time to time reasonably request in writing.

          3.3. Discontinuance of Disposition. PMSI agrees that, upon receipt of any notice from IMS Health of the happening of any event of the kind described in Section 3.1(f), PMSI will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until PMSI's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(f), and, if so directed by IMS Health, PMSI will deliver to IMS Health (at IMS Health's expense) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event IMS Health shall give any such notice, the period mentioned in Section 3.1(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 3.1(f) and including the date when PMSI shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(f).


                                   ARTICLE IV

                                 INDEMNIFICATION

          4.1. Indemnification by IMS Health. In the event of any registration of any securities of IMS Health under the Securities Act pursuant to Articles II and III, IMS Health will, and it hereby does, indemnify and hold harmless, PMSI and any of its directors, or officers, and other Persons, if any, who control PMSI within the meaning of the Securities Act (collectively, the "PMSI Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which PMSI, any such director or officer or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or
(b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or a preliminary prospectus, in light of the circumstances under which they are made), and IMS Health will reimburse such PMSI Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that IMS Health shall not be liable to any PMSI Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to IMS Health by or on behalf of any Indemnified Parties for use in the preparation thereof; and provided, further, that IMS Health will not be liable under this Section 4.1 to any PMSI Indemnified Party (including any person controlling such Indemnified Party), who is obligated to deliver a prospectus in transactions in a security as to which a registration statement has been filed pursuant to the Securities Act, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such PMSI Indemnified Party arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus and such Registrable Securities were sold to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (excluding any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (excluding any documents incorporated by reference therein), whichever is most recent, if IMS Health has previously furnished copies thereof to such PMSI Indemnified Party and such prospectus corrects such untrue statement or omission or alleged untrue statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of PMSI or any PMSI Indemnified Party and shall survive the transfer of such securities by PMSI.

          4.2. Indemnification by PMSI. In the event of any registration of any securities of IMS Health under the Securities Act pursuant to Articles II and III, PMSI shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1) IMS Health and any of its directors, or officers, and other Persons, if any, who control IMS Health within the meaning of the Securities Act (collectively, the "IMS Health Indemnified Parties" and together with the PMSI Indemnified Parties, the "Indemnified Parties"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to IMS Health by or on behalf of any PMSI Indemnified Party for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of IMS Health or PMSI, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by PMSI.

          4.3. Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article IV, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 4.1 or 4.2, as the case may be, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying party exists in respect of such claim (in which event such Indemnified Party and any other Indemnified Party to which such conflict of interest applies shall be reimbursed for the reasonable expenses incurred in connection with retaining one separate legal counsel for all such Indemnified Parties in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party will, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement in respect of any such indemnifiable claim, unless any such judgment or settlement includes as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party will, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement in respect of any such indemnifiable claim which the indemnifying party is defending in good faith.

          4.4. Contribution. (a) If for any reason the indemnity provided for in this Article IV is unavailable or is insufficient to hold harmless an Indemnified Party under this Article IV, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and of the Indemnified Party in connection with the actions, statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the Indemnified Party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          4.5. Other Indemnification. Indemnification similar to that specified in Sections 4.1 and 4.2 (with appropriate modifications) shall be given by IMS Health and PMSI with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          4.6. Non-Exclusivity. The obligations of the parties under this
Article IV shall be in addition to any liability which any party may otherwise have to any other party.


                                    ARTICLE V

                              TERM AND TERMINATION

          5.1. Term. (a) This Agreement shall become effective on the Closing Date and shall be terminated on the later of (x) the first anniversary of the Closing Date and (y) ninety days from the date of effectiveness of a registration statement filed pursuant to Section 3.1 (or such shorter period during which the distribution thereunder continues), provided that (if applicable) the provisions of Article IV shall survive for a period of three years from the effective date of any registration statement filed pursuant to this Agreement.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

          6.1. Representations and Warranties of IMS Health. IMS Health hereby represents and warrants to PMSI that:

          IMS Health is duly organized, validly existing and in good standing under the laws of the State of Delaware. IMS Health has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by IMS Health and the consummation by IMS Health of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of IMS Health. This Agreement has been duly executed and delivered by IMS Health and (assuming due authorization, execution and delivery by PMSI) constitutes a valid and binding obligation of IMS Health, enforceable against IMS Health in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          6.2. Representations and Warranties of PMSI. PMSI hereby represents and warrants to IMS Health that:

          PMSI is duly organized, validly existing and in good standing under the laws of the State of Delaware. PMSI has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by PMSI and the consummation by PMSI of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of PMSI. This Agreement has been duly executed and delivered by PMSI and (assuming due authorization, execution and delivery by IMS Health) constitutes a valid and binding obligation of PMSI, enforceable against PMSI in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


                                   ARTICLE VII

                               GENERAL PROVISIONS

          7.1. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                (i)      if to IMS Health, to

                         IMS Health Incorporated
                         200 Nyala Farms
                         Westport, Connecticut  06880
                         Attention:  General Counsel

                         with a copy to

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, New York  10017
                         Fax: (212) 455-2502
                         Attention:  Richard A. Garvey, Esq.

                (ii)     if to PMSI, to

                         Pharmaceutical Marketing Services Inc.
                         45 Rockefeller Plaza
                         New York, New York  10111
                         Fax:  (212) 841-5760
                         Attention:  General Counsel

                         with a copy to

                         Reboul, MacMurray, Hewitt, Maynard and
                           Kristol
                         45 Rockefeller Plaza
                         New York, New York  10111
                         Fax: (212) 841-5725
                         Attention:  Robert A. Schwed, Esq.

          7.2. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          7.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

          7.4. Entire Agreement; No Third Party Beneficiaries. (a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, other than the Purchase Agreement, the Allocation Agreement and the Confidentiality Agreement, each of which shall survive the execution and delivery of this Agreement.

          (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          7.5. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          7.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

          7.7. Assignment. (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part, without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

          (b) The provisions of the immediately preceding paragraph (a) shall not be construed to prohibit: (i) the continued ownership of Acquisition Shares by the Purchasing Subsidiaries or, subject to compliance with applicable law, the transfer of Acquisition Shares to one or more wholly owned subsidiaries of PMSI, provided that (A) each such Purchasing Subsidiary and transferee executes and delivers to IMS Health an acknowledgment in the form of Exhibit A hereto and
(B) prior to the issuance or transfer by PMSI of any outstanding capital stock of any Purchasing Subsidiary or transferee to any person (other than a wholly owned subsidiary of PMSI), PMSI causes all Acquired Shares held by such Purchasing Subsidiary or transferee to be transferred to PMSI or one of its wholly owned subsidiaries; (ii) the assignment of this Agreement to any entity into which PMSI may be merged or to which it transfers its assets substantially as an entirety (provided that such entity agrees in writing to be bound by the provisions of this Agreement to the same extent as PMSI); and (iii) the assignment of this Agreement on a single occasion (without right of reassignment) to any person or entity that acquires all of the IMS Health Shares then owned by PMSI or any of its wholly owned subsidiaries and agrees to be bound by the provisions of this Agreement to the same extent as PMSI.


          7.8. Submission to Jurisdiction; Waivers. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY RELATED DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW

YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE PARTY AT ITS ADDRESS SET FORTH IN SECTION 7.1 OR AT SUCH OTHER ADDRESS OR TO THE ATTENTION OF SUCH OTHER PERSON , AS ANY PARTY SHALL HAVE SPECIFIED BY NOTICE IN WRITING TO THE OTHER PARTIES;

          (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

          (e) WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

          7.9. Enforcement. (a) Each of IMS Health and PMSI acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms, and it is therefore agreed that each of IMS Health and PMSI, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, subject to Section 7.8, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of IMS Health and PMSI hereby waives any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

          (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          7.10. Legends. (a) Upon original issuance thereof, and until such time as the same is no longer required hereunder or under the applicable requirements of the Securities Act or applicable state securities or "blue sky" laws, any certificate issued representing any Acquisition Shares (including all certificates issued in exchange thereof or in substitution therefor) shall bear any legend required under the Securities Act or any applicable state securities or "blue sky" laws.

          (b) In connection with any Transfer of Acquisition Shares, the transferor shall provide IMS Health with such customary certificates, opinions and other documents as IMS Health may reasonably request to assure that such Transfer complies fully with applicable securities and other laws.

          (c) IMS Health shall not incur any liability for any delay in recognizing any Transfer of Acquisition Shares if IMS Health in good faith reasonably believes that such Transfer may have been or would be in violation in any material respect of the provisions of the Securities Act, applicable state securities or "blue sky" laws, or this Agreement.

          (d) After such time as the legend described in this Section 7.10 is no longer required on any certificate or certificates representing the Common Shares, upon the request of PMSI, IMS Health will cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend.

          7.11. Other Agreements. The parties hereto acknowledge and agree that, except as otherwise expressly set forth in this Agreement, the rights and obligations of IMS Health and PMSI under any other agreement between the parties shall not be affected by any provision of this Agreement.


          IN WITNESS WHEREOF, each of IMS Health and PMSI have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first above written.

                                        IMS HEALTH INCORPORATED


                                        By:
                                           Name:
                                           Title:




                                        PHARMACEUTICAL MARKETING SERVICES INC.


                                        By:___________________________________
                                           Name:
                                           Title:

                                                                       Exhibit A


                             Form of Acknowledgment


          Reference is made to the Registration Rights Agreement dated as of August 5, 1998 between IMS Health Incorporated and Pharmaceutical Marketing Services Inc. (the "Agreement"). In connection with the ownership of Acquisition Shares (as defined in the Agreement) by the undersigned, the undersigned agrees to be bound by the provisions of the Agreement and by all actions with respect to Acquisition Shares (including those owned by the undersigned) that may be taken by Pharmaceutical Marketing Services Inc.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this acknowledgment this ___ day of _______, 199_.

                                             [NAME OF SUBSIDIARY]


                                             By:_____________________________
                                                Name:
                                                Title: